[Scudder Investments logo]

Scudder Income Fund

Classes A, B, C and I

Annual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Income Fund	Nasdaq Symbol	CUSIP Number
Class A	SZIAX	811192-806
Class B	SZIBX	811192-889
Class C	SZICX	811192-871
Class I	N/A	811192-863

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)*
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.99%	4.18%	5.48%	6.38%
Class B(a)	3.21%	3.40%	4.69%	5.58%
Class C(a)	3.31%	3.50%	4.80%	5.69%
LB Aggregate Bond Index++	7.56%	6.32%	7.54%	7.47%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/02	$ 12.51	$ 12.51	$ 12.51
Commencement of sales (6/25/01)	$ 12.64	$ 12.64	$ 12.64
Distribution Information: For the period June 25, 2001 (commencement of sales) to January 31, 2002: Income Dividends	$ .41	$ .36	$ .36
January Income Dividend	$ .0573	$ .0492	$ .0503
SEC 30-day Yield+	4.53%	4.00%	4.09%
Current Annualized Distribution Rate (based on Net Asset Value)+	5.50%	4.72%	4.82%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
(a) On June 25, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
Class S Lipper Rankings* - Corporate Debt Funds A Rated Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	169	of	182	93
3-Year	91	of	147	61
5-Year	93	of	118	79
10-Year	33	of	46	71

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Income Fund - Class A -- LB Aggregate Bond Index++

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,931	$10,799	$12,472	$17,725
	Average annual total return	-.69%	2.59%	4.52%	5.89%
Class B(c)	Growth of $10,000	$10,027	$10,872	$12,487	$17,217
	Average annual total return	.27%	2.83%	4.54%	5.58%
Class C(c)	Growth of $10,000	$10,331	$11,088	$12,641	$17,390
	Average annual total return	3.31%	3.50%	4.80%	5.69%
LB Aggregate Bond Index++	Growth of $10,000	$10,756	$12,017	$14,380	$20,545
	Average annual total return	7.56%	6.32%	7.54%	7.47%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver. Without this waiver returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
(c) On June 25, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economy recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without re-igniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: Raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Income Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Income Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert S. Cessine joined the Advisor in 1993 and assumed responsibility for the fund's day-to-day management and investment strategy, including duration management, asset allocation, security selection and trading in 1998. Mr. Cessine began his investment career in 1982.

Portfolio Manager Richard Scargill joined the Advisor in 1990 and the fund in 1998. Mr. Scargill has six years of portfolio management experience.

In the following interview, Portfolio Manager Robert Cessine discusses Scudder Income Fund's strategy and the market environment during the 12-month period ended January 31, 2002.

Q: The primary factor driving the bond market during the past year has been the slowing economy and concurrent fall in short-term interest rates. How has this played out?

A: The economy experienced a dramatic slowdown during the past year. Industrial production weakened considerably, corporate profits slowed, unemployment climbed to near 6 percent, and consumer confidence declined sharply. Additionally, the September 11 terrorist attacks dealt a severe shock to an economy that was already teetering on the brink of a recession.

To combat the weakening economy, the Federal Reserve was extremely aggressive in cutting short-term interest rates. The Federal Funds Rate stood at 6.50 percent at the beginning of 2001, but the Fed subsequently slashed rates 11 separate times over the course of the year, bringing rates to 1.75 percent by the end of December. (Rate cuts are intended to stimulate the economy, as a lower cost of borrowing makes it less expensive for consumers and businesses to borrow - and hence to spend - money.) Due in part to the Fed's dramatic action, the economy has recently begun to show signs of picking up steam. This prompted the Fed to leave interest rates unchanged at its January 29-30 meeting, leading many to believe that no more cuts are in the offing.

Q: How did these events affect the bond market?

A: The slowdown in the economy and sharp reduction in interest rates sparked a strong performance from Treasury issues, particularly those with shorter maturities. The graph of the yield curve below shows the substantial change in the yields of shorter-term issues during the past 12 months, during which the yield on the 2-year note fell from 4.57 percent to 3.16 percent. (Falling bond yields reflect rising prices.) Yields on longer-term issues barely budged in comparison; the yield on the 10-year moved only from 5.11 percent to 5.03 percent in the period.

The past 12 months have also been notable for the exceptional volatility in the Treasury market. Treasury yields fell significantly (as prices rose) from May through October as investors factored in the persistent slowdown in the economy. However, signs of an improvement in the economic environment caused yields to rise sharply over the final three months of the reporting period. On balance, though, the government bond market provided investors with strong returns during the past year.

Corporate issues (as a group) also produced a favorable performance over the 12 months, but fears of how a slowing economy would affect earnings took a toll on the bonds of several individual corporations. Additionally, the default rate (the percentage of corporations that miss interest or principal payments on their bond issues) and the frequency of bankruptcies have both risen significantly in the past year. Successful individual security selection has been critical as a result.

Q: How did the fund perform in this environment?

A: The fund returned 3.99 percent (Class A shares imputed and unadjusted for sales charge) over the 12 months ended January 31, 2002. This represents an attractive return in a year in which stocks fell sharply and yields on money market funds dropped precipitously.

Treasury Yield Curve: Recent History

Yearly Periods

Source: Zurich Scudder Investments, Inc.

Unfortunately, the fund's total return was not as attractive on a relative basis. It underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 7.56 percent for the period, and trailed the 6.29 percent average return of the 182 funds in its Lipper peer group - "Corporate Debt Funds - A rated." The primary reason for the fund's underperformance was its position in a handful of the individual corporate issues that were hurt by the difficult economic environment of the past year. In particular, two positions in the troubled telecommunciations sector - Nextel and McLeod (which filed for bankruptcy in January) - declined sharply. Although the remainder of the portfolio held up relatively well, these two positions took a substantial toll on the fund's performance during the 12-month period.

On the plus side, the portfolio also holds a meaningful position in mortgage-backed securities (21 percent of net assets) and asset-backed securities* (4 percent), both of which provided attractive yields without adding to the portfolio's credit risk. We believe these sectors continue to offer a constructive balance of risk and return, which is very important in a challenging environment. The fund's holdings in both areas performed well during the past year.

* Asset-backed securities are bonds or notes backed by a specific asset, such as auto or credit card loans.

Q: Do you see a potential catalyst for an improvement in the fund's performance?

A: While we are not happy with the fund's performance in relation to its peer group, we see a shift in the investment backdrop emerging in the year ahead that we believe should work to our advantage: stronger relative performance from corporate bonds. As the outlook for the economy improves, investors' willingness to take risks should increase. This should prove helpful to the corporate sector as investors rotate out of Treasuries and mortgage-backed securities. Additionally, the problems that are currently plaguing the corporate sector - such as high profile bankruptcies and accounting scandals - are likely to receive less attention from investors as the year progresses. We believe this will be a positive for the fund - which holds 46 percent of net assets in corporate bonds - and we are continuing to look for opportunities to add to its position in selected corporate issues.

Q: How is the fund positioned from a duration standpoint?

A: Our current approach is based on our view that the Fed is likely finished with its long series of interest rate cuts. While the Fed may opt to keep rates low for some time to come, we believe its next significant move will be to raise rates. Usually, such a move is anticipated well in advance by the bond market. Our view is that short-term bonds, which have already experienced a significant rally, are likely to underperform as the markets begin to look ahead to future Fed rate hikes. At the same time, however, longer-term issues - which have not rallied as much on a relative basis - are likely to hold up better in an environment of low inflation and rising short-term rates.

As a result of this view, we have established a "barbell" approach within the portfolio: 12 percent of assets in "cash" (or ultra-short-term securities that are not hurt by rising short-term yields) and 10 percent in longer-term Treasuries, which should benefit in the event that long-term rates do not rise as much as short-term rates in the year ahead. This has resulted in the fund holding slightly longer-than-normal duration, at 4.7 years. A longer duration means that the fund will be positioned to capitalize on stronger relative performance from longer-term bonds.

Q: Any final thoughts for shareholders?

A: The environment for bonds was exceptionally positive during the past 12 months, but it is very rare for the Fed to cut rates as aggressively as it did. It is therefore unlikely that the bond market will perform as well in 2002 as it did during the past year. Nevertheless, we believe the strong performance of bonds in relation to stocks and money market securities demonstrates the continued importance of the asset class to diversification. And we believe Scudder Income Fund - with its focus on diversification and investing in securities that we believe offer an attractive balance of risk and return over the long term - remains well-suited for investors who wish to take advantage of the diversification opportunity provided by bonds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Diversification	1/31/02	1/31/01

Corporate Bonds	48%	55%
U.S. Government Agency	16%	16%
Cash Equivalents	12%	1%
U.S. Treasury Obligations	10%	10%
Government National Mortgage Association	6%	7%
Asset-Backed Securities	4%	4%
Foreign Bonds - U.S.$ Denominated	3%	5%
Other	1%	2%
	100%	100%

Quality	1/31/02	1/31/01

U.S. Government and Agencies	33%	33%
AAA*	20%	8%
AA	1%	3%
A	18%	24%
BBB	22%	21%
BB	5%	7%
Below B	-	4%
Not Rated	1%	-
	100%	100%

Effective Maturity	1/31/02	1/31/01

Less than 1 year	16%	2%
1 < 5 years	30%	33%
5 < 8 years	20%	22%
8 < 10 years	18%	35%
Greater than 10 years	16%	8%
	100%	100%

* Category includes cash equivalents

Weighted average effective maturity: 7.8 years and 7.7 years, respectively.

Diversification, Quality and Effective Maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002

	Principal Amount ($)	Value ($)
Corporate Bonds 47.5%
Communications 5.3%
AT&T Corp.:
5.625%, 3/15/2004	2,000,000	2,031,560
7.3%, 11/15/2011	10,050,000	10,276,125
Citizens Communications Co., 7.625%, 8/15/2008	12,200,000	12,511,076
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	6,350,000	333,375
McLeod U.S.A., Inc., 11.375%, 1/1/2009*	6,485,000	1,621,250
Nextel Communications, Inc.:
9.375%, 11/15/2009	7,700,000	5,640,250
9.5%, 2/1/2011	5,900,000	4,248,000
Sprint Corp., 5.7%, 11/15/2003	12,850,000	13,071,149
Verizon Wireless, Inc., 5.375%, 12/15/2006	12,950,000	12,825,447
		62,558,232
Construction 1.2%
Weyerhaeuser Co., 5.95%, 11/1/2008	14,250,000	13,858,980
Consumer Discretionary 4.1%
Federated Department Stores, Inc., 6.625%, 4/1/2011	12,675,000	12,676,521
Georgia-Pacific Corp., 8.125%, 5/15/2011	12,400,000	11,337,444
Park Place Entertainment, Inc., 8.5%, 11/15/2006	3,750,000	3,885,401
Toys 'R' Us, 7.625%, 8/1/2011	12,675,000	12,585,641
Wal-Mart Stores, Inc., 7.55%, 2/15/2030	6,875,000	7,968,881
		48,453,888
Consumer Staples 1.0%
Delhaize America, Inc., 8.125%, 4/15/2011	10,900,000	12,037,579
Energy 4.3%
Burlington Resources, Inc., 6.5%, 12/1/2011	5,150,000	5,055,240
Calpine Corp., 8.5%, 2/15/2011	8,300,000	6,909,410
Devon Financing Corp., 6.875%, 9/30/2011	6,600,000	6,484,632
Petroleum Geo-Services, Inc., 7.5%, 3/31/2007	12,200,000	11,625,380
Pioneer Natural Resources Co., 6.5%, 1/15/2008	8,975,000	8,436,500
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	11,900,000	12,590,676
		51,101,838
Financial 18.6%
BB&T Corp., 6.5%, 8/1/2011	3,550,000	3,587,240
Capital One Financial Corp., 6.875%, 2/1/2006	9,850,000	9,667,775
Citigroup, Inc., 7.25%, 10/1/2010	12,850,000	13,785,352
Countrywide Home Loans, 5.5%, 8/1/2006	9,200,000	9,187,672
Crestar Financial Corp., 8.75%, 11/15/2004	5,000,000	5,542,850
EOP Operating LP, 7.0%, 7/15/2011	12,200,000	12,508,050
ERAC USA Finance Co., 7.35%, 6/15/2008	12,550,000	12,612,750
Federal National Mortgage Association: 5.25%, 6/15/2006	10,250,000	10,459,818
7%, 7/15/2005	14,450,000	15,673,770
Firstar Bank NA, 7.125%, 12/1/2009	6,600,000	6,939,306
FleetBoston Financial Corp., 7.25%, 9/15/2005	11,300,000	12,093,486
Ford Motor Credit Co., 7.25%, 10/25/2011	12,775,000	12,538,663
General Electric Capital Corp., 6.5%, 12/10/2007	14,875,000	15,823,281
General Motors Acceptance Corp., 8.0%, 11/1/2031	17,400,000	17,964,978
GS Escrow Corp., 7.0%, 8/1/2003	9,000,000	9,091,800
Household Finance Corp., 6.5%, 1/24/2006	6,225,000	6,373,155
PNC Funding Corp., 5.75%, 8/1/2006	12,700,000	12,784,201
Prudential Insurance Co., 6.375%, 7/23/2006	13,000,000	13,383,370
Wells Fargo & Co., 7.55%, 6/21/2010	17,850,000	19,549,677
		219,567,194
Manufacturing 2.0%
Dow Chemical Co., 7.0%, 8/15/2005	2,225,000	2,300,472
International Paper Co., 8.125%, 7/8/2005	11,325,000	12,197,365
Tyco International Group SA, 6.75%, 2/15/2011	9,300,000	8,859,180
		23,357,017
Media 4.5%
Comcast Cable Communications, 7.125%, 6/15/2013	4,725,000	4,888,060
CSC Holdings, Inc., 7.875%, 12/15/2007	12,000,000	12,404,568
News America Holdings, Inc., 9.25%, 2/1/2013	4,550,000	5,232,500
News America, Inc., 7.25%, 5/18/2018	3,850,000	3,678,444
Time Warner, Inc., 9.125%, 1/15/2013	12,000,000	14,066,400
Viacom, Inc., 6.625%, 5/15/2011	12,675,000	12,799,215
		53,069,187
Utilities 6.5%
Alabama Power Co., 7.125%, 8/15/2004	6,500,000	6,877,258
American Electric Power, 6.125%, 5/15/2006	12,525,000	12,596,393
Cleveland Electric/Toledo Edison Co., Series B, 7.67%, 7/1/2004	15,100,000	16,140,541
Conoco Funding Co., 6.35%, 10/15/2011	7,775,000	7,922,259
Keyspan Corp.:
6.15%, 6/1/2006	3,600,000	3,692,916
7.625%, 11/15/2010	11,625,000	12,649,046
NiSource Finance Corp., 7.875%, 11/15/2010	7,125,000	7,348,226
Pacificorp, 6.9%, 11/15/2011	8,325,000	8,532,709
		75,759,348
Total Corporate Bonds (Cost $533,327,613)		559,763,263

Foreign Bonds - U.S.$ Denominated 3.1%
Apache Finance Canada, 7.75%, 12/15/2029	12,200,000	13,631,670
British Sky Broadcasting PLC, 6.875%, 2/23/2009	6,825,000	6,492,418
Province of Ontario, 5.5%, 10/1/2008	3,700,000	3,716,280
Province of Quebec, 7.0%, 1/30/2007	12,000,000	12,938,520
Total Foreign Bonds - U.S.$ Denominated (Cost $34,462,362)		36,778,888

Asset Backed 3.7%
Automobile Receivables 1.6%
Capital Auto Receivables Asset Trust A3, Series 2000-2, 6.46%, 1/15/2004	5,450,000	5,537,772
Daimler Chrysler Auto Trust:
A3, Series 2000-D, 6.66%, 1/8/2005	5,625,000	5,815,024
A3, Series 2000-C, 6.82%, 9/6/2004	7,750,000	8,003,204
		19,356,000
Credit Card Receivables 2.1%
Citibank Credit Card Issuance Trust, Series 2000-A1, 6.9%, 10/17/2007	6,750,000	7,250,251
MBNA Master Credit Card Trust, Series 2000-I A, 6.9%, 1/15/2008	16,025,000	17,200,024
		24,450,275
Total Asset Backed (Cost $41,576,100)		43,806,275

U.S. Treasury Obligations 10.5%
U.S. Treasury Bond:
5.25%, 2/15/2029	78,575,000	74,339,022
5.375%, 2/15/2031	36,650,000	36,335,177
U.S. Treasury Note:
4.625%, 2/28/2003	8,000,000	8,191,280
6.75%, 5/15/2005	3,800,000	4,127,750
Total U.S. Treasury Obligations (Cost $129,626,458)		122,993,229

Federal National Mortgage Association 15.7%
Federal National Mortgage Association:
6.0%, 2/1/2032 (b)	12,950,000	12,752,513
6.5% with various maturities until 11/1/2031	64,678,033	65,121,076
7.0% with various maturities until 1/1/2032	70,277,548	72,161,050
7.5% with various maturities until 8/1/2031	27,508,402	28,662,925
8%, 9/1/2015	6,181,103	6,461,416
Total Federal National Mortgage Association (Cost $206,537,394)		185,158,980

Government National Mortgage Association 6.1%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	28,128,870	28,421,871
7.0% with various maturities until 5/15/2029	31,339,893	32,289,622
7.5%, 12/20/2030	11,233,158	11,678,889
Total Government National Mortgage Association (Cost $70,572,818)		72,390,382
Other 0.9%
Riverside Loan Trust I, 6.755%, 7/16/2008 (d) (e) (Cost $15,000,000)	15,000,000	10,512,840

	Shares	Value ($)
Cash Equivalents 12.5%
Zurich Scudder Cash Management QP Trust, 1.93% (c) (Cost $146,399,964)	146,399,964	146,399,964
Total Investment Portfolio - 100.0% (Cost $1,177,502,709) (a)		1,177,803,821

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $1,182,245,598. At January 31, 2002, net unrealized depreciation for all securities based on tax cost was $4,441,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,757,804 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,199,581.
(b) When-issued or forward delivery pools included.
(c) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(d) The Riverside Loan Trust I portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Loan Trust I does not pay Zurich Scudder Investments, Inc. a management fee for the Fund's investment in the Trust.
(e) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $10,512,840 (.9% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could have been material. The cost of these securities at January 31, 2002 aggregated $15,000,000. These securities may also have certain restrictions as to resale.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002
Assets
Investments in securities, at value (cost $1,177,502,709)	$ 1,177,803,821
Receivable for investments sold	50,288,976
Interest receivable	15,159,169
Receivable for Fund shares sold	520,257
Total assets	1,243,772,223
Liabilities
Payable for investments purchased	4,381,027
Payable for investments purchased - mortgage dollar rolls	12,658,625
Payable for Fund shares redeemed	620,034
Accrued management fee	534,268
Other accrued expenses and payables	480,686
Total liabilities	18,674,640
Net assets, at value	$ 1,225,097,583
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	301,112
Accumulated net realized gain (loss)	(102,716,912)
Paid-in capital	1,327,513,383
Net assets, at value	$ 1,225,097,583

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($156,722,483 / 12,527,164 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51
Class S Net Asset Value, offering and redemption price per share ($650,068,380 / 51,954,445 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51
Class A Net Asset Value and redemption price per share ($313,206,510 / 25,032,434 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51
Maximum offering price per share (100 / 95.50 of $12.51)	$ 13.10
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) ($67,730,448 / 5,413,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.51
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($23,385,306 / 1,869,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.51
Class I Net Asset Value, offering and redemption price per share ($13,984,456 / 1,116,581 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2002
Investment Income
Income: Interest	$ 70,995,510
Expenses: Management fee	5,984,864
Administrative fee	3,270,667
Distribution service fees	1,078,169
Trustees' fees and expenses	18,017
Other	16,878
Total expenses, before expense reductions	10,368,595
Expense reductions	(12,187)
Total expenses, after expense reductions	10,356,408
Net investment income	60,639,102
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,393,630
Futures	(5,537,762)
9,855,868
Net unrealized appreciation (depreciation) during the period on investments	(25,791,167)
Net gain (loss) on investment transactions	(15,935,299)
Net increase (decrease) in net assets resulting from operations	$ 44,703,803

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2002	2001
Operations: Net investment income	$ 60,639,102	$ 48,825,877
Net realized gain (loss) on investment transactions	9,855,868	(22,696,819)
Net unrealized appreciation (depreciation) on investment transactions during the period	(25,791,167)	62,831,985
Net increase (decrease) in net assets resulting from operations	44,703,803	88,961,043
Distributions to shareholders from: Net investment income: Class AARP	(8,354,460)	(5,252,439)
Class S	(40,557,495)	(49,576,265)
Class A	(10,488,877)	-
Class B	(2,076,463)	-
Class C	(685,449)	-
Class I	(543,663)	-
Fund share transactions: Proceeds from shares sold	407,349,581	257,288,388
Net assets acquired in tax-free reorganizations	426,361,429	224,943,251
Reinvestment of distributions	51,013,844	47,665,636
Cost of shares redeemed	(477,408,591)	(416,100,982)
Net increase (decrease) in net assets from Fund share transactions	407,316,263	113,796,293
Increase (decrease) in net assets	389,313,659	147,928,632
Net assets at beginning of period	835,783,924	687,855,292
Net assets at end of period (including undistributed net investment income of $425,918, at January 31, 2001)	$ 1,225,097,583	$ 835,783,924

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.40
Net realized and unrealized gain (loss) on investment transactions	(.12)
Total from investment operations	.28
Less distributions from: Net investment income	(.41)
Net asset value, end of period	$ 12.51
Total Return (%)[c]	2.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313
Ratio of expenses (%)	1.07*
Ratio of net investment income (%)	5.28*
Portfolio turnover rate (%)	152[d]

a For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The portfolio turnover rate including mortgage dollar roll transactions was 180%.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.35
Net realized and unrealized gain (loss) on investment transactions	(.12)
Total from investment operations	.23
Less distributions from: Net investment income	(.36)
Net asset value, end of period	$ 12.51
Total Return (%)[c]	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68
Ratio of expenses (%)	1.82*
Ratio of net investment income (%)	4.53*
Portfolio turnover rate (%)	152[d]

a For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The portfolio turnover rate including mortgage dollar roll transactions was 180%.
* Annualized
** Not annualized

Class C

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.35
Net realized and unrealized gain (loss) on investment transactions	(.12)
Total from investment operations	.23
Less distributions from: Net investment income	(.36)
Net asset value, end of period	$ 12.51
Total Return (%)[c]	1.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23
Ratio of expenses (%)	1.72*
Ratio of net investment income (%)	4.63*
Portfolio turnover rate (%)	152[d]

a For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The portfolio turnover rate including mortgage dollar roll transactions was 180%.
* Annualized
** Not annualized

Class I

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.44
Net realized and unrealized gain (loss) on investment transactions	(.11)
Total from investment operations	.33
Less distributions from: Net investment income	(.45)
Net asset value, end of period	$ 12.52
Total Return (%)	2.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses (%)	.62*
Ratio of net investment income (%)	5.73*
Portfolio turnover rate (%)	152[c]

a For the period from June 25, 2001 (commencement of sales of Class I shares) to January 31, 2002.
b Based on average shares outstanding during the period.
c The portfolio turnover rate including mortgage dollar roll transactions was 180%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 25, 2001, the Fund commenced offering additional classes: Class A, Class B, Class C and Class I. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value, as determined in accordance with procedures approved by the Trustees.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contacts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $54,386,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($9,033,000) and January 31, 2009 ($45,353,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $46,703,000 from its merger with Kemper Income and Capital Preservation Fund, of which approximately $7,244,000 was applied to current year gains. The remaining $39,459,000 may be applied against any realized net taxable capital gains in future years or until January 31, 2007 ($3,858,000), January 31, 2008 ($35,601,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code. From November 1, 2001 through January 31, 2002, the Fund incurred approximately $730,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2003.

Distribution of Income and Gains. All of the net investment income is declared and distributed to shareholders monthly. Prior to May 1, 2001, all of the net investment income of the Fund was declared as a daily dividend and was distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2002, the Fund's components of distributable earnings on a net tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 93,845,000
Unrealized appreciation (depreciation) on investments	$ (4,441,777)

In addition, during the year ended January 31, 2002 the tax character of distributions paid by the Fund is summarized as follows:

Distributions from ordinary income*	$ 62,706,407

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2002, purchases and sales of investment securities (excluding short-term investments, direct U.S. government obligations and mortgage dollar roll transactions) aggregated $867,269,256 and $974,638,906. Purchases and sales of direct U.S. government obligations aggregated $694,492,058 and $726,326,986, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $285,168,742 and $286,099,515, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, 0.55% on the next $500,000,000 of such net assets, 0.525% on the next $500,000,000 of such net assets and 0.50% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with ZSI. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and the fee rates. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% on the next $750,000,000 of such net assets, 0.50% on the next $1,500,000,000 of such net assets, 0.48% on the next $2,500,000,000 of such net assets, 0.45% on the next $2,500,000,000 of such net assets, 0.43% on the next $2,500,000,000 of such net assets, 0.41% on the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended January 31, 2002, the fee pursuant to the Agreement and the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.30%, 0.30%, 0.20% and 0.10%, of average daily net assets, for Class AARP, S, A, B, C and I, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended January 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2002
Class AARP	$ 429,222	$ 39,177
Class S	2,088,233	163,776
Class A	580,668	82,929
Class B	134,632	18,094
Class C	28,633	4,120
Class I	9,279	684
	$ 3,270,667	$ 308,780

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Classes B and C shares. For the period June 25, 2001 (commencement of sales) through January 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2002
Class B	$ 337,285	$ 45,938
Class C	107,694	15,769
	$ 444,979	$ 61,707

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through January 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2002
Class A	$ 484,864	$ 78,988
Class B	112,428	16,556
Class C	35,898	-
	$ 633,190	$ 95,544

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through January 31, 2002 aggregated $22,893, of which none was paid to other firms.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) to January 31, 2002, the CDSC for Classes B and C aggregated $113,627 and $1,372, respectively.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated fund's investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended January 31, 2002, totaled $3,065,866 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $12,187 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Boards of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisitions of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Income and Capital Preservation Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 25,394,838 Class A shares, 6,153,324 Class B shares, 1,824,332 Class C and 357,891 Class I shares of the Fund, respectively, for 39,121,359 Class A shares, 9,515,294 Class B shares, 2,811,797 Class C shares and 551,541 Class I shares of the of Kemper Income and Capital Preservation Fund, respectively, outstanding on June 22, 2001. Kemper Income and Capital Preservation Fund's net assets at that date ($426,361,429), including $8,025,057 of net unrealized appreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $839,771,673. The combined net assets of the Fund immediately following the acquisition were $1,266,133,102.

On July 28, 2000, the Fund acquired all the net assets of AARP Bond Fund for Income pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 15,054,140 Class AARP shares of the Fund for 13,242,168 shares of AARP Bond Fund for Income outstanding on July 28, 2000. AARP Bond Fund for Income's net assets at that date ($183,509,996), including $4,631,154 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $649,750,265. The combined net assets of the Fund immediately following the acquisition were $833,260,261.

In addition, on November 3, 2000, the Fund acquired all the net assets of Scudder Corporate Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 3,382,440 Class S shares of the Fund for 3,667,129 shares of Scudder Corporate Bond Fund outstanding on November 3, 2000. Scudder Corporate Bond Fund's net assets at that date ($41,433,255), including $241,496 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $792,049,981. The combined net assets of the Fund immediately following the acquisition were $833,483,236.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2002		Year Ended January 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	3,916,121	$ 49,742,326	775,732*	$ 9,716,101*
Class S	19,150,874	243,081,404	20,035,468	247,572,287
Class A**	5,652,606	71,617,839	-	-
Class B**	1,775,603	22,480,738	-	-
Class C**	645,065	8,168,011	-	-
Class I**	969,766	12,259,263	-	-
		$ 407,349,581		$ 257,288,388
Shares issued in tax-free reorganizations
Class AARP	-	$ -	15,054,140	$ 183,509,996
Class S	-	-	3,382,440	41,433,255
Class A	25,394,838	321,000,924	-	-
Class B	6,153,324	77,777,217	-	-
Class C	1,824,332	23,059,713	-	-
Class I	357,891	4,523,575	-	-
		$ 426,361,429		$ 224,943,251
Shares issued to shareholders in reinvestment of distributions
Class AARP	365,182	$ 4,600,469	238,331*	$ 2,951,202*
Class S	2,911,805	36,722,640	3,640,200	44,714,434
Class A**	567,501	7,145,745	-	-
Class B**	117,792	1,483,642	-	-
Class C**	41,223	519,024	-	-
Class I**	42,968	542,324	-	-
		$ 51,013,844		$ 47,665,636
Shares redeemed
Class AARP	(2,078,314)	$ (26,298,745)	(5,744,028)*	$ (70,926,351)*
Class S	(25,506,367)	(323,050,623)	(27,982,175)	(345,174,631)
Class A**	(6,582,511)	(83,357,300)	-	-
Class B**	(2,633,036)	(33,358,596)	-	-
Class C**	(641,380)	(8,113,783)	-	-
Class I**	(254,044)	(3,229,544)	-	-
		$ (477,408,591)		$ (416,100,982)
Net increase (decrease)
Class AARP	2,202,989	$ 28,044,050	10,324,175	$ 125,250,948
Class S	(3,443,688)	(43,246,579)	(924,067)	(11,454,655)
Class A**	25,032,434	316,407,208	-	-
Class B**	5,413,683	68,383,001	-	-
Class C**	1,869,240	23,632,965	-	-
Class I**	1,116,581	14,095,618	-	-
		$ 407,316,263		$ 113,796,293

* For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
** For the period from June 25, 2001 (commencement of sales of Class A, Class B, Class C and Class I shares) to January 31, 2002.

I. Change In Accounting Principle

As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to February 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in net realized gain (loss) on investment transactions are included as interest income. The cumulative effect of the accounting change of amortizing premium had no impact on total net assets of the Fund, but resulted in a $408,398 reduction in cost of securities and a corresponding $408,398 increase in net unrealized appreciation, based on securities held by the Fund on February 1, 2001.

The effect of these changes for the year ended January 31, 2002, was to decrease net investment income by $1,225,411, increase unrealized appreciation (depreciation) by $227,938 and increase net realized gains (losses) by $997,473. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 15, 2002	PricewaterhouseCoopers LLP

Tax Information Unaudited

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1990 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1997 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1994 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) set forth in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
Gary A. Langbaum (53)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
Harry E. Resis, Jr. (56)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard S. Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Performance Summary January 31, 2002

Average Annual Total Returns*
Life of Class**
Scudder Income Fund - Class I Shares	2.69%
LB Aggregate Bond Index+	5.51%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Income Fund - Class I Shares -- LB Aggregate Bond Index+

Monthly periods ended January 31

Dividend Review
During the fiscal year, Scudder Income Fund - Class I shares paid the following dividends:
Income Dividends	$ .45

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on June 25, 2001. Index comparisons begin June 30, 2001.
+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder XXX Fund prospectus and the 2001 Annual Report for Scudder XXX Fund.

(SINC-2I)